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                                                                    EXHIBIT 99.5


DEBTOR: CAPE COD LIGHT, L.L.C.                       CASE NUMBER: 01-10961 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2003
                                       AND
                            FOR THE MONTH THEN ENDED








In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that CAPE CODE LIGHT, LLC was inactive for the above referenced period and, to the best of my knowledge, the foregoing is true and correct.




 /s/ EDDIE J. PUSTIZZI
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Eddie J. Pustizzi
Director, Accounting